                                                                   Exhibit 10.1
                        SETTLEMENT AGREEMENT AND RELEASE


     This Settlement Agreement and Release (this "Agreement") are entered into as of this 21st day of November, 2000 (the "Effective Date") by and among HOMESEEKERS.COM, INCORPORATED, a Nevada corporation ("HomeSeekers"), TERRADATUM, LLC, a Washington limited liability company ("Terradatum"), STEVEN HIGHTOWER, PETER KRAUSE, and WILLIAM D. BIGGS. Terradatum and Messrs. Hightower, Krause, and Biggs are collectively referred to herein as the "Releasing Parties."

     WHEREAS, HomeSeekers, XMLS, LLC, a Nevada limited liability company and wholly owned subsidiary of HomeSeekers ("XMLS"), TDT, LLC, a Nevada limited liability company ("TDT"), Steven Hightower, Peter Krause, William D. Biggs, and Terradatum entered into that certain Agreement and Plan of Merger dated September 20, 1999 (the "Merger Agreement"), under which TDT merged into XMLS;

     WHEREAS, Section 2.1(c) of the Merger Agreement provides as follows:

          If the Average Closing Sale Price of a share of HomeSeekers Common Stock for the five (5) consecutive trading days which precede the third trading day immediately prior to the first anniversary of the Effective Time (the "First Anniversary Price") is less than Seven Dollars ($7.00) per share, then upon 30 days written notice, HomeSeekers shall pay to each Member by cashier's check the difference in price between the First Anniversary Price and Seven Dollars ($7.00) per share with respect to one third (1/3) of the shares of HomeSeekers Common Stock issued to the Member pursuant to Section 2.1(a) of this Agreement.

     WHEREAS, the parties desire to restructure the contingent payment described in Section 2.1(c) of the Merger Agreement, and to fully and finally resolve all claims of any of the Releasing Parties to such payment;

     NOW, THEREFORE, in consideration of the agreements and covenants set forth below and other valuable consideration, receipt of which is hereby acknowledged, HomeSeekers and the Releasing Parties agree as follows:

     1. Within five (5) days of the Effective Date, HomeSeekers will issue and deliver to the Releasing Parties, in the aggregate, seven hundred thousand shares of the common stock of HomeSeekers, $.001 par value per share (the "HomeSeekers Shares"), to be divided among the Releasing Parties as follows:
259,000 of the HomeSeekers shares will be issued to Mr. Hightower; 220,500 of the HomeSeekers shares will be issued to Mr. Krause; 220,500 of the HomeSeekers shares will be issued to Mr. Biggs; and none of the HomeSeekers shares will be issued to Terradatum.


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Settlement Agreement
November 21, 2000
Page -2-


     2. With respect to the HomeSeekers Shares, the Releasing Parties shall have the registration rights set forth in the Registration Rights Agreement attached hereto as Exhibit 1.

     3. Effective as of the first date on which (a) the HomeSeekers Shares first become the subject of an effective registration statement and (b) shares of the common stock of HomeSeekers are listed on the Nasdaq Small Cap exchange, each of the Releasing Parties does hereby release, acquit and forever discharge HomeSeekers and its subsidiaries and other affiliates, and each, every and all of their agents, servants, officers, directors, employees, representatives, successors and assigns, of and from any and all actions, causes of action, claims, demands, costs, expenses and/or liability which any of the Releasing Parties ever had, now has, or may hereafter have, whether known or unknown, existing in any of the Releasing Parties, either directly or indirectly, on account of or in anywise growing out of or connected with, resulting or to result from any obligations arising out of Section 2.2(c) of the Merger Agreement.

     4.  The Releasing Parties represent and warrant to HomeSeekers as follows:

         (a) The Releasing Parties understand that the HomeSeekers Shares have not yet been registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state, in reliance upon exemptions from the registration requirements of the Securities Act and such state laws, but that HomeSeekers is required to meet its obligations under the Registration Rights Agreement attached hereto as Exhibit 1. The issuance of the HomeSeekers Shares has not been passed upon or the merits thereof endorsed or approved by any Federal or state regulatory authority.

         (b) The Releasing Parties are acquiring the HomeSeekers Shares for their own account, for investment purposes only, and not with a view towards the distribution or resale of the HomeSeekers Shares except in compliance with the provisions of the Securities Act and applicable state securities laws and understand that the HomeSeekers Shares are being issued pursuant to specific exemptions under the provisions of the Securities Act, which exemptions depend, among other things, upon compliance with the provisions of the Securities Act.

         (c) The Releasing Parties meet all applicable requirements under federal law to qualify as "accredited" investors.

         (d) The Releasing Parties have adequate means of providing for their current financial needs and known contingencies, and have no immediate need for liquidity of their investment in the HomeSeekers Shares, and can afford to hold the HomeSeekers Shares for an indefinite period of time, if necessary, as required, and to sustain a complete loss of the entire amount of their investment in the HomeSeekers Shares.

         (e) The Releasing Parties have been afforded the opportunity to ask questions of, and receive answers from, the officers and / or directors of HomeSeekers concerning the terms and conditions of this transaction and to obtain additional information, to the extent that


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Settlement Agreement
November 21, 2000
Page -3-


HomeSeekers possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and have availed themselves to the extent possible of such opportunity in order to permit them to evaluate the merits and risks of such an investment in the HomeSeekers Shares. All documents, records and books of HomeSeekers will be available upon reasonable notice for inspection by representatives of the Releasing Parties during reasonable business hours at its principal place of business.

         (f) The following or similar legend will appear on each certificate evidencing the HomeSeekers Shares:

         The shares represented by this certificate may not be sold, transferred or otherwise disposed of by the shareholder except pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in compliance with applicable securities laws of any state with respect thereto, or in accordance with an opinion of counsel in form and substance satisfactory to the issuer that an exemption from such registration is available.

         (g) The Releasing Parties understand that it is uncertain whether HomeSeekers will execute any agreement with any person or entity disclosed to the Releasing Parties as under negotiation, and that it is also uncertain whether any such agreement will positively affect the value of the HomeSeekers shares.

         (h) The Releasing Parties are aware, and will advise their representatives who are informed of any material non-public information regarding HomeSeekers, of the restrictions imposed by applicable securities laws restricting trading in securities while in possession of material non-public information received from the issuer of such securities and on communication of such information when it is reasonably foreseeable that the recipient is likely to trade such securities in reliance on such information.

         (i) The Releasing Parties are the sole possessor of any and all claims or causes of action being released and no Releasing Party has assigned or otherwise transferred any claims or causes of action.

     5. The restrictive legend set forth above shall be removed and HomeSeekers shall issue a replacement certificate without such legend to the Releasing Parties holding any of the HomeSeekers Shares when the sale of such security is registered under the Securities Act pursuant to the Registration Rights Agreement. The Company and each of the Existing Shareholders agrees to sell all securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or in compliance with an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any security and thereafter the effectiveness of a registration statement covering such security is suspended pursuant to the Registration Rights Agreement, then upon reasonable advance notice to the Releasing Parties, HomeSeekers may

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Settlement Agreement
November 21, 2000
Page -4-


require that the above legend be placed on any such security that cannot then be sold pursuant to an effective registration and the Releasing Parties shall cooperate in the prompt replacement of such legend for any shares not already sold, transferred or otherwise assigned by any of the Releasing Parties. Such legend shall again be removed when such security may again be sold pursuant to an effective registration statement.

     6. This section has been intentionally left blank.

     7. Each of the Releasing Parties agrees to indemnify and hold HomeSeekers and its subsidiaries and other affiliates and their respective agents, servants, officers, directors, employees, representatives, successors and assigns (collectively, the "Indemnified Parties") harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by the Indemnified Parties resulting from or arising out of any breach of the representations made by any of the Releasing Parties in
Section 4(i) of this Agreement.

     8. Subject to the provisions of Section 3 hereunder, it is the intention of the parties that this Agreement shall be effective as a full and final accord and satisfactory release of each and every matter specifically or generally referenced to herein. The parties hereto acknowledge that different or additional facts may be discovered in addition to what they now know or believe to be true with respect to the matters herein released and that each of the Releasing Parties agrees that their releases shall be and remain in effect in all respects as complete and final releases of the matters released, notwithstanding any different or additional facts.

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada regardless of the fact that any of the parties hereto may be or may become a resident of a different country, state, or jurisdiction. Any suit or action in any way arising out of this Agreement shall be filed, if by any of the Releasing Parties, in a court of competent jurisdiction within the County of Washoe, State of Nevada, and if by HomeSeekers, in a court of competent jurisdiction within the County of Sonoma, State of California.

     10. In the event of any dispute between the parties in any way related to this Agreement, the prevailing party shall be entitled, in addition to any other rights and remedies it may have, to recover its reasonable attorney fees and costs.

     11. The Releasing Parties agree that this Agreement is entered into by them pursuant to and with the assistance of competent legal advice.

     12. This Agreement is binding upon and for the benefit of the parties and their respective subsidiaries and other affiliates, and their respective agents, servants, officers, directors, representatives, shareholders, employees, successors, and assigns hereto.

     13. This Agreement contains the entire agreement between the parties hereto, and the terms of this Agreement are contractual and not a mere recital. Each of the Releasing Parties

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Settlement Agreement
November 21, 2000
Page -5-


further declares that this entire Agreement has been carefully read, that the contents thereof are fully known and understood, that the same is signed as the free and voluntary act of each of the Releasing Parties, and that it is the express intention of each of the Releasing Parties to waive, release and discharge any and all claims or causes of action of whatsoever character against the said parties heretofore defined and delineated, and each, every and all of their agents, servants, employees, representatives, successors and assigns, and to be fully and legally bound thereby.

[signature page follows]

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Settlement Agreement
November 21, 2000
Page -6-


     IN WITNESS WHEREOF, the parties hereto have caused this Settlement Agreement and Release to be duly executed and delivered as of the day and year first above written.

                               HOMESEEKERS.COM, INCORPORATED, a
                               Nevada corporation


                               By: /s/ Gregory L. Costley
                                  -------------------------------------------

                               Name: Gregory L. Costley

                               Title: CEO

                               TERRADATUM, LLC,  a Washington limited
                               liability company

                                        By:  DATATECH  SERVICES,  LLC, a
                                        California  limited liability company


                               By: /s/ Steven Hightower
                                  -------------------------------------------

                               Name:   Steven Hightower
                                  -------------------------------------------

                               Title:  Manager
                                  -------------------------------------------



                               By:  /s/ Steven Hightower
                                  -------------------------------------------
                                        STEVEN HIGHTOWER


                               By:  /s/ Peter Krause
                                  -------------------------------------------
                                        PETER KRAUSE


                               By:  /s/ William D. Biggs
                                  -------------------------------------------
                                        WILLIAM D. BIGGS